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                                 Exhibit 10(AA)

                             First Amendment to the
                         June 1, 1999 Credit Agreement
                             Dated November 1, 1999
                                     Between
                      State Auto Financial Corporation and
                    State Automobile Mutual Insurance Company
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                                 FIRST AMENDMENT
                                     TO THE
                                CREDIT AGREEMENT


         This First Amendment to the Credit Agreement dated effective as of November 11, 1999 (the "First Amendment") is attached to and hereby expressly made a part of the Credit Agreement dated as of June 1, 1999 (the "Credit Agreement") by and between State Auto Financial Corporation (the "Company") and State Automobile Mutual Insurance Company (the "Lender").

         In consideration of the mutual covenants set forth herein and INTENDING TO BE LEGALLY BOUND HEREBY, the Company and the Lender hereby agree to amend the Credit Agreement in the following particulars as set forth in this First Amendment.

         Section 1. Definitions and Accounting Matters: The definition of Commitment is deleted and replaced by the following:

         Commitment shall mean, as to the Lender, the obligation of the Lender to make Loans in an aggregate principal amount up to but not exceeding $50,000,000.

         Section 2.  Commitment, Loans, Notes and Prepayments:

         Section 2.01 Loans is deleted and replaced by the following:

         2.01. Loans: The Lender agrees, on the terms and conditions of this Agreement, to make one or more term loans to the Company in dollars on or before the Commitment Termination Date in an aggregate principal amount up to but not exceeding $50,000,000. Loans paid or prepaid may not be re-borrowed.

         In addition, the Company hereby restates and brings forward each representation and warranty set forth in Section 6 of the Credit Agreement as though each were made as of the date of this First Amendment.

         The Company also specifically agrees that the covenants set forth in
Section 7 of the Credit Agreement shall continue to be applicable to the Credit Agreement as amended by this First Amendment.

         By their signatures hereon, the parties expressly agree to the changes to the Credit Agreement as set forth in this First Amendment and each does further hereby reaffirm each and every other provision of the Credit Agreement.


For the Company


By:    /s/ John R. Lowther

Title:   Vice President
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For the Lender

Commitment
$50,000,000



State Automobile Mutual Insurance Company

By:   /s/ Steven J. Johnston

Title:   Senior Vice President